UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  March 27, 2020

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Suite E, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amended Current Report”) amends the Current Report on Form 8-K of DPW Holdings, Inc. originally filed with the Securities and Exchange Commission on March 27, 2020 (the “Prior Filing”). Its sole purpose is to provide a reference to a press release that contains updated information on how to attend the virtual meeting.

Other than the foregoing, this Amended Current Report speaks as of the original date of the Prior Filing, does not reflect events that may have occurred subsequent to the date of the Prior Filing and does not modify or update in any way disclosures made in the Prior Filing.

ITEM 8.01	OTHER EVENTS.

On March 27, 2020, DPW Holdings, Inc., a Delaware corporation (“DPW”), issued a press release announcing that, due to the emerging public health impact of the coronavirus (COVID-19) pandemic, the location of DPW’s special meeting of stockholders that was originally scheduled to be held on Tuesday, March 31, 2020 at 9:00 a.m. PT at the Hyatt Regency Hotel Newport Beach, located at 1107 Jamboree Road, Newport Beach, CA 92660 (the “Special Meeting”) has been changed and will be held in a virtual meeting format only on April 30, 2020 at 9:00 a.m. PT. On April 9, 2020, DPW issued another press release providing the website for the virtual meeting (the “Press Release”).

The Special Meeting will be held for the following purposes:

•	To approve, pursuant to Rule 713 of the NYSE American, the issuance of shares of the Corporation’s Class A common stock, par value $0.001 per share (“Common Stock”) to Esousa Holdings LLC (“Esousa”), in accordance with the Master Exchange Agreement dated February 10, 2020, and the exercise of warrants issued in connection therewith;

•	To approve the exercise of warrants issued or issuable to Esousa to purchase up to an aggregate of 2,000,000 shares of Common Stock, issued in connection with certain term promissory notes in an aggregate amount of up to $2,000,000;

•	To approve the conversion of a $1,000,000 Convertible Promissory Note issued on February 5, 2020 (the “Ault Note”), to Ault & Company, Inc., which is convertible into 717,241 shares of Common Stock at $1.45 per share (which figure presumes conversion of principal and accrued but unpaid interest as of August 5, 2020, the maturity date of the Ault Note), in order to comply with the listing rules the NYSE American; and

•	The transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Attached as Exhibit 99.2 is a copy of the Amended Notice of Change of Location, Date and Time of Special Meeting of Stockholders of DPW.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s products or services, global supply chains and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

Exhibit No.	Description

99.1	Press Release issued on April 9, 2020

99.2	Amended Notice of Change of Location, Time and Date of Special Meeting of Stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: April 9, 2020	/s/ Milton C. Ault Milton C. Ault Chief Executive Officer